19th Annual B. Riley FBR Investor Conference May 23, 2018 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer ©2018 Matthews International Corporation. All Rights Reserved.

Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. ©2018 Matthews International Corporation. All Rights Reserved. 2

A GLOBAL COMPANY SERVING THE CONSUMER PRODUCTS, MEMORIALIZATION AND INDUSTRIAL MARKETS – ROOTED IN IDENTIFICATION PRODUCTS NASDAQ: MATW Founded 1850 Common Shares Outstanding 32.1 million Market Capitalization $1.7 billion Annualized Dividend / Yield $0.76 / 1.4% Recent Price $53.05 Institutional Ownership 79.8% 52-Week Range $47.70-$66.65 Insider Ownership 3.8% Average Trading Volume 154.4k Fiscal Year End September 30 (trailing three months) Market data as of May 17, 2018 [Source: S&P Capital IQ]; ownership as of most recent filing ©2018 Matthews International Corporation. All Rights Reserved. 3

Driving Growth Amidst Change EPS Growth Strategy  Organic . Expand market penetration with existing products . Manufacturing/cost structure improvements . New product development  Acquisitions . Support segment business plans . Leverage existing operating infrastructure . Achieve long-term annual return (EBITDA) of at least 15% on invested capital  Share Repurchases . Opportunistic . Repurchase in periods of excess cash flow . Current remaining authorization – 1.5 million shares  Debt Reduction . Goal of under 3x Adjusted EBITDA ©2018 Matthews International Corporation. All Rights Reserved. 4

Delivering Growth ($ in millions, except EPS) Sales Operating Cash Flow 200 $1,426.1 $1,480.5 $1,515.6 $149.3 150 $141.1 $140.3 $1,106.6 $985.4 $108.1 100 $90.7 50 0 FY2013 FY2014 FY2015 FY2016 FY2017 FY2013 FY2014 FY2015 FY2016 FY2017 EPS & Adjusted EPS* Adjusted EBITDA and Margin 4 Adj EPS EPS $3.60 $3.38 $3.03 $2.74 $239.6 $238.7 3 $2.59 $216.0 $160.6 $172.1 2 $2.28 $1.95 $1.91 $2.03 $1.49 1 16.3.% 15.6% 15.1% 16.2% 15.7% 0 FY2013 FY2014 FY2015 FY2016 FY2017 FY2013 FY2014 FY2015 FY2016 FY2017 * See supplemental slides for Adjusted EBITDA, Adjusted EPS and Free Cash Flow reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 5

Segment Contributions ($ in millions) FY2017 FY2017 Sales Adjusted EBITDA* Consolidated: $1,515.6 Consolidated: $238.7 Memorialization SGK Brand SGK Brand 41% Memorialization Solutions Solutions 50% 45% 51% Industrial Industrial Technologies Technologies 8% 5% * See supplemental slides for Adjusted EBITDA reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 6

SGK Brand Solutions Overview  FY2017 financial results: Revenue Estimates Merchandising . Sales: $770.2 million Creative . Tooling Design Adjusted EBITDA* and Margin: $107.2 million, 13.9% (cylinders, plates for printers)  ~7,000 employees Reprographic (from design to  Leading global brands printer) * See supplemental slides for Adjusted EBITDA reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 7

Servicing Global and Regional Clients • Longstanding relationships with a large, blue chip customer base consisting of many Fortune 100 and Fortune 50 companies • “Strategic” relationships rather than “vendor” relationships – more valued client engagement, over 400 employees working onsite across 85+ client locations • Critical service provider in marketing execution of top world-wide brands, particularly where global consistency is highly valued Top Global US Food / Beverage Top Global Retailer Pharmaceutical Other Key Partners Clients Clients Clients ©2018 Matthews International Corporation. All Rights Reserved. 8

SGK Brand Solutions Strategy  Global footprint, regional relationships Differentiators  #1 global market share  Execution capability, local know-how  High barriers to entry  Branded vs. private label Trends  Centralizing, with local adoption  On-line marketing, consistency with on-shelf  Maximize cash flow via low single digit organic revenue growth, acquisition synergies, operational improvements Strategy  Organic – develop print consultation solutions and outsourced marketing services  Acquisition – extend capabilities and geographies ©2018 Matthews International Corporation. All Rights Reserved. 9

Memorialization Overview  FY2017 financial results: Revenue Estimates . Sales: $615.9 million . Bronze & Adjusted EBITDA* and Margin: $118.9 million, 19.3% Granite Memorials Caskets  ~3,300 employees  Caskets, bronze/granite memorials, cremation Cremation Equipment & equipment, cremation-related products Service The Super Power Pak III Plus cremation Forest Park West Cemetery Cremation Garden unit has some of the most advanced features in combustion technology as well as industry leading performance, Bronze Memorials reliability and support. * See supplemental slides for Adjusted EBITDA reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 10

Memorialization Strategy  #1 / #2 market position – bronze memorials / caskets Differentiators  Granite - regionally located, gaining share  Cremation-related product offerings 4,000,000 Total US Deaths * Casketed Deaths * 3,500,000  Population growth… 3,000,000 2,500,000 increasing deaths 2,000,000 Trends  1,500,000 Cultural shift from casketed 1,000,000 deaths to cremation with 500,000 memorialization -  Maximize cash flow via low single digit organic revenue growth, acquisition synergies, operational improvements Strategy  Organic – stable caskets / memorials, growth in cremation equipment and cremation-related products, pre-need products  Acquisition – extend products / regions * Company estimates: data compiled from CDC, US Census Bureau, industry reports, internal projections ©2018 Matthews International Corporation. All Rights Reserved. 11

Industrial Technologies Overview

Matthews INTERNATIONAL

- FY2017 financial results:
  - Sales: $129.5 million
  - Adjusted EBITDA* and Margin: $12.6 million, 9.7%
- ~700 employees
- Inkjet, thermal and laser marking products for diverse industrial applications
- High growth, disruptive opportunities



Multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer.



Pyramid introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping.


VIAjet T

Non-contact ink-jet printing units apply print on products.



Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise.

* *See supplemental slides for Adjusted EBITDA reconciliations and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
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Industrial Technologies Strategy  Leading warehouse fulfillment systems provider  Differentiators Broad marking product offerings, including equipment, inks and service  Innovative mindset  Growth in e-commerce warehousing, logistics Trends  New product development focus on total cost of ownership  Product development to disrupt market place  Proprietary software to facilitate tracking throughout Strategy warehouse to customer doorstep  Acquisitions to fill-out solutions portfolio ©2018 Matthews International Corporation. All Rights Reserved. 13

Capital Allocation Priorities  Invest in organic growth . Annual capex ~3% of revenue Capitalization  Debt reduction (in millions) $1,046.3 . $911.1 4.1x Net debt : adjusted EBITDA at 3/31/18 $852.1 $790.3 . Goal of under 3x  Dividends . $0.76 annualized per share $57.5 $64.8 . 1.5% yield 9/30/2017 3/31/2018 . History of modest annual increases Cash Debt Shareholders Equity  Acquisitions . Extend capabilities in existing businesses . Geographic expansion  Share repurchases . Opportunistic . 1.5 million shares authorized ©2018 Matthews International Corporation. All Rights Reserved. 14

Recent Developments  Fiscal 2018 non-GAAP earnings per share expectations to be at least 10% over fiscal 2017  Acquired Star Granite & Bronze for $41.2 million in February 2018  Record sales of $1.57 billion for TTM 3/31/18  Record operating cash flow of $161.3 million for TTM 3/31/18  Completed a $300 million 5.25% bond issuance in the 1st quarter of fiscal 2018  Increased quarterly dividend 11.8% to 19.0 cents / share (November 2017) . 23rd consecutive annual dividend increase since the Company’s IPO  The U.S. Tax Cuts and Jobs Act reduces the U.S. federal corporate tax rate beginning 2018 ©2018 Matthews International Corporation. All Rights Reserved. 15

Investment Highlights Leading market positions Strong cash flow profile Consistent EPS growth trend Strategically filling revenue growth gaps via acquisition Proven history of acquisition integration and realization of synergies Industrial Technologies presents opportunities for marketplace disruption ©2018 Matthews International Corporation. All Rights Reserved. 16

19th Annual B. Riley FBR Investor Conference May 23, 2018 ©2018 Matthews International Corporation. All Rights Reserved.

Supplemental Information ©2018 Matthews International Corporation. All Rights Reserved. 18

Reconciliations of Non-GAAP Financial Measures The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures (such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income and Adjusted EPS) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. These non- GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. ©2018 Matthews International Corporation. All Rights Reserved. 19

Adjusted Earnings Per Share

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in millions, except EPS)

	Fiscal year ended September 30,				
	2013	2014	2015	2016	2017
Net income attributable to Matthews	$ 54.1	$ 42.6	$ 63.4	$ 66.7	$ 74.4
Acquisition-related items	2.3	19.5	26.4	23.6	20.6
Intangible asset write-offs	-	-	3.3	-	-
Litigation matter	1.9	2.1	(6.1)	-	-
Loss recoveries, net of costs	-	-	-	-	(7.5)
Theft and related costs	-	1.1	-	-	-
Strategic initatives and other charges	6.3	5.9	3.4	1.0	6.7
Pension settlement	-	-	(7.8)	-	-
Pension and postretirement expense (1)	3.7	2.6	4.0	5.7	6.2
Intangible amortization expense	0.0	4.6	12.8	14.3	16.3
Tax related	-	-	1.3	-	0.5
Adjusted net income	$ 68.3	$ 78.4	$ 100.7	$ 111.3	$ 117.2
Adjusted EPS	$ 2.59	$ 2.74	$ 3.03	$ 3.38	$ 3.60

(1) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
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EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in millions)	Fiscal year ended September 30,				
	2013	2014	2015	2016	2017
Net Income	$ 54.1	$ 42.6	$ 63.4	$ 66.7	$ 74.4
Interest expense	12.9	12.6	20.6	24.3	26.4
Income tax provision (benefit) (1)	26.2	22.8	26.4	29.1	22.4
Depreciation and amortization (2)	37.9	42.9	62.6	65.5	67.9
EBITDA	$ 131.1	$ 120.9	$ 173.0	$ 185.6	$ 191.1
Acquisition-related items (2)	3.4	28.7	38.9	34.7	25.7
Intangible asset write-offs	-	-	4.8	-	-
Litigation matter	2.8	3.0	(9.0)	-	-
Strategic initiative and other charges (3)	9.3	8.6	5.0	0.3	9.2
Loss recoveries, net of costs	-	-	-	-	(10.7)
Pension settlement	-	-	(11.5)	-	-
Stock-based compensation	5.6	6.8	9.1	10.6	14.6
Pension and postretirement expense (4)	8.4	4.1	5.7	8.4	8.8
Adjusted EBITDA	$ 160.6	$ 172.1	$ 216.0	$ 239.6	$ 238.7

(1) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(3) One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
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Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in millions)	Fiscal year ended September 30,		
SGK Brand Solutions	2015	2016	2017
Operating Profit	$ 21.9	$ 42.9	$ 24.9
Depreciation and amortization (1)	47.2	42.5	43.5
Other (2)	2.5	0.7	4.9
EBITDA	$ 71.6	$ 86.0	$ 73.3
Acquisition-related items (1)	33.6	24.4	19.5
Strategic initiative and other charges (3)	1.0	0.1	8.6
Stock-based compensation	4.2	5.2	6.6
Pension and postretirement expense (4)	2.7	4.1	4.1
Adjusted EBITDA	$ 106.5	$ 119.8	$ 107.2
Memorialization			
Operating Profit	$ 70.1	$ 68.3	$ 80.7
Depreciation and amortization (1)	13.0	20.3	21.4
Other (2)	2.5	0.6	5.0
EBITDA	$ 85.6	$ 89.1	$ 107.0
Acquisition-related items (1)	5.3	10.3	5.9
Strategic initiative and other charges (3)	4.0	(0.5)	-
Stock-based compensation	4.0	4.5	6.9
Pension and postretirement expense (4)	2.6	3.6	4.2
Adjusted EBITDA	$ 92.4	$ 107.1	$ 118.9
Industrial Technologies			
Operating Profit	$ 13.1	$ 7.7	$ 7.0
Depreciation and amortization (1)	2.4	2.7	3.1
Other (2)	0.4	0.1	0.6
EBITDA	$ 15.9	$ 10.5	$ 10.7
Acquisition-related items (1)	-	-	0.4
Strategic initiative and other charges (3)	-	0.6	0.6
Stock-based compensation	0.8	0.9	1.0
Pension and postretirement expense (4)	0.4	0.7	0.5
Adjusted EBITDA	$ 17.1	$ 12.7	$ 12.6
Consolidated			
Operating Profit	$ 105.0	$ 118.8	$ 112.6
Depreciation and amortization (1)	62.6	65.5	68.0
Other (2)	5.4	1.4	10.5
EBITDA	$ 173.0	$ 185.6	$ 191.1
Acquisition-related items (1)	38.9	34.7	25.7
Strategic initiative and other charges (3)	5.0	0.2	9.2
Stock-based compensation	9.1	10.6	14.6
Pension and postretirement expense (4)	5.7	8.4	8.8
Adjusted EBITDA	$ 216.0	$ 239.6	$ 238.7

(1) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(2) Other represents Investment income (loss), Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests.

(3) One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(4) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
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